Annual Shareholder Meeting June 11, 2018

Forward looking statements These slides and any accompanying oral presentation contain forward-looking information presently available to the Company’s management. The Company statements within the meaning of the Private Securities Litigation Reform Act of disclaims any obligation to update these forward-looking statements, except 1995 and other Federal securities laws. These forward-looking statements are as required by law. The Company has filed a Registration Statement (including identified by the use of words such as “believe,” “expect,” “prepare,” “anticipate,” a preliminary prospectus) with the Securities and Exchange Commission (SEC) “target,” “launch,” and “create,” or similar expressions are used, including for the offering for which this presentation relates. Before you invest, you statements about commercial operations, technology progress, growth and future should read the preliminary prospectus contained in the Company’s financial performance of Payment Data Systems, Inc. and its subsidiaries (the Registration Statement, any amendments or supplements thereto and other “Company”). Forward-looking statements in this presentation are subject to certain documents the Company has filed with the SEC for more complete risks and uncertainties inherent in the Company’s business that could cause actual information about the Company and this offering. The preliminary prospectus results to vary, including such risks that the Company’s security applications may be and the Registration Statement may be accessed through the SEC’s website at insufficient; the Company’s ability to adapt to rapid technological change; adverse www.sec.gov. Alternatively, the Company, any underwriter or any dealer effects on the Company’s relationships with Automated Clearing House, bank participating in the offering will arrange to send you the preliminary sponsors and credit card associations; the Company’s ability to comply with federal prospectus and any amendments or supplements thereto if you request it or state regulations; the Company’s exposure to credit risks, data breaches, fraud or through Maxim Group LLC, 405 Lexington Ave, New York, NY 10174, Attn: software failures, and other risks detailed from time to time in the company’s filings Prospectus Department or by Tel: (800) 724-0761. This presentation contains with the Securities and Exchange Commission including its annual report on Form statistics and other data that has been obtained from or compiled from 10-K for the year ended December 31, 2016. One or more of these factors have information made available by third parties service providers. The Company affected, and in the future could affect, the Company’s businesses and financial has not independently verified such statistics or data. The information results and could cause actual results to differ materially from plans and presented in this presentation is as of December 19, 2017 unless indicated projections. All forward-looking statements made in this release are based on otherwise. 6/11/2018 Payment Data Systems | paymentdata.com 2

Louis Hoch President, Chief Executive Officer 6/11/2018 Payment Data Systems | paymentdata.com 3

Payment Data Systems is a leading integrated payment solutions provider, offering a wide range of payment solutions to merchants, billers, banks, service bureaus, and card issuers. We operate Overview credit, debit/prepaid and ACH payment processing platforms to deliver convenient, world-class payment solutions and service to our clients. Our strength lies in our ability to provide tailored solutions for card issuance, payment acceptance, and bill payments as well as in our unique technology in the prepaid sector. 6/11/2018 Payment Data Systems | paymentdata.com 4

Investor Highlights PRICE (12/29/2017) $2.53 52 WEEK RANGE $1.17 - $4.10 MARKET CAP $41 mm SHARES 16.2 mm OUTSTANDING DEBT $0 CASH $4.8 mm 12/31/17 FISCAL YEAR END December 31 Year Founded 1998 Headquarters San Antonio, TX & office in Franklin, TN Number of Employees 40 Website www.paymentdata.com 6/11/2018 Payment Data Systems | paymentdata.com 5

Investor Highlights • NACHA (National Automated Clearing House • Positive adjusted EBITDA¹. Association) Certified – Meeting the standards for sounds practices relative to ACH • Blue chip customers; laser focus on three main payment processing. vertices with consistent payment streams (healthcare, real estate, utilities). • Strong Balance sheet and clean capital structure with no debt. • Sustainable competitive advantages in technology and custom solutions. • Recurring revenues and attractive margins. • Senior management with a combined 50 plus years • Record credit card transaction processing of experience in the payment processing industry. volumes for Q1 2018. 6/11/2018 Payment Data Systems | paymentdata.com 6

What We Do ACH Credit Card Prepaid Card Electric Bill Processing Processing Issuing Presentment& Payment (EBPP) • ACH Origination • Credit/Debit • General Purpose • Account Card Processing Reloadable • Electronic Bill Verification • Debit Card ONLY • Corporate Delivery • Account Analysis Processing Incentives/ • Check Print and Mail • Risk Mitigation • PINLess Debit Rewards • Payment by web, • Same Day • POS/Card Swipe • Open Loop phone, text, and in Services Retail Issuance person • Payment • Card-to-Card • MasterCard RPPS Facilitator Transfer • Gateway 6/11/2018 Payment Data Systems | paymentdata.com 7

Tomorrow Today 10x increase Market Sizing Industry research shows that 3B+ 30B “payment enablement” of software cards ways to pay platforms and “internet connected” devices will dramatically expand the size of the payment landscape and growth opportunities over the next decade. 44M 400M Source: Visa Investor Day merchant locations ways to pay 6/11/2018 Payment Data Systems | paymentdata.com 8

Vaden Landers Executive Vice President, Chief Revenue Officer 6/11/2018 Payment Data Systems | paymentdata.com 9

Upstream $30k+ monthly processing volume - Retail and Virtual Payments In-store On-line Retail Micro Ecommerce Micro merchants = merchants = $3k/month sales $3k/month sales volume volume 6/11/2018 Payment Data Systems 10

Our Vertical Focus Healthcare Insurance Utility/Government Other Bill Pay Verticals Property Management 6/11/2018 Payment Data Systems | paymentdata.com 11

Growth Strategies Organic Strategic M&A 1. Expand ACH banking relationships 1. Acquire accretive credit card processing portfolios 2. Continuous innovation of our payment processing platform 2. Acquire companies that have complimentary or differentiated 3. Increase brand-awareness for products and services Prepaid Services (B2B and B2C) 3. Singular Acquisition closed in September 2017

Revenue Run Rate $30.00 *USD millions $25.00 $24.00 $20.00 $14.38 $14.57 $15.00 $13.40 $12.08 $10.00 $7.34 $5.18 $5.00 $- 2012 2013 2014 2015 2016 2017 2018 Revenue Run Rate (Million) 6/11/2018 Payment Data Systems 13

Transactions Processed per year 3500 3300 16 Millions 2978 2916 3000 2830 14 2500 12 10 2000 8 *Over $2.8 1500 6 Billion dollars processed in 1000 4 630 2017 and over 500 2 10.8 million in 0 0 transactions 2013 2014 2015 2016 2017 Dollars Processed Transactions Processed 6/11/2018 Payment Data Systems | paymentdata.com 14

Tom Jewell Senior Vice President, Chief Financial Officer 6/11/2018 Payment Data Systems | paymentdata.com 15

USD Millions 12/31/112/31/17 12/31/16 Account 7 Cash $4.8 $4.1 Balance Sheet Restricted cash & Settlement funds $53.0 $60.0 Total Assets $67.4 $69.5 Highlights Short-term/long-term debt - - Total Liabilities $54.3$69 $60.5 .5 Total Equity $13.1$13.1 $9.0 ~$41 million in unused tax NOL carry-forward 6/11/2018 Payment Data Systems | paymentdata.com 16

Income Statement Highlights USD Millions Q4 2017 Annual 2017 Annual 2016 Revenues $5.6 $14.6 $12.1 Cost of sales 4.3 10.8 8.3 Gross Profit $1.3 $3.8 $3.8 SG&A 1.9 4.4 3.2 Depreciation & Amortization .4 1.3 .9 Income tax benefit (expense) (0.2) (.3) (.0) Net Loss $(1.3) $(3.0) $(1.2) Adjusted EBITDA $(.3) $(.6) $.6 See Non-GAAP Reconciliation in the Appendix

PYDS Generates Cash 2017 YE $ (.1)MM $4.8 MM 2016 YE $ .8 MM 2015 YE $2.1 MM 2014 YE $2.1 MM Cash on Hand Free Cash Generated December 31, 2017

Three Months Ended Twelve Months Ended Non-GAAP December 31, December 31, December 31, December 31, Reconciliation 2017 2016 2017 2016 Reconciliation from Operating Income (Loss) to Adjusted EBITDA: Operating Income (Loss) $ (1.1) $ (0.3) $ (2.8) $ (1.4) Depreciation and amortization 0.5 0.2 1.3 0.9 EBITDA $ (0.6) $ (0.1) $ (1.6) $ (0.5) Non-cash stock-based compensation expense, net 0.3 0.3 1.0 1.1 Adjusted EBITDA $ (0.3) $ 0.2 $ (0.6) $ 0.6 Calculation of Adjusted EBITDA margins: Revenues $ 5.6 $ 2.9 $ 14.6 $ 12.1 Adjusted EBITDA (0.3) 0.2 (0.6) 1 Adjusted EBITDA margins -4.9% 7.1% -4.2% 4.9% 6/11/2018 Payment Data Systems | paymentdata.com 19

• Established provider of ACH and credit card payment processing in niche verticals • Credit card transaction processing volumes continue to be at highest levels in the history of the company • Record last quarter $5.6MM – annual revenue run rate of $22 million Summary • Recurring revenues and attractive margins (23.2% gross margins, -4.2% EBTIDA margins) • Blue chip customers • Senior management with a combined 50 plus years of experience in the payment processing industry. • Strong balance sheet, clean capital structure, $41 million NOL 6/11/2018 Payment Data Systems | paymentdata.com 20